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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 1997


                             UNITED AUTO GROUP, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      1-12297                    22-3086739
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



375 Park Avenue, New York, New York                               10152
(Address of principal executive offices)                        (Zip Code)



                                 (212) 223-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2. Acquisition or Disposition of Assets.

          On March 6, 1997, United Auto Group, Inc. ("UAG"), through two wholly-owned subsidiaries, acquired 100% of the partnership interests in Shannon Automotive, Ltd. ("Shannon"). Shannon operates two automobile dealerships, Crown Dodge and Crown Jeep-Eagle Chrysler-Plymouth, located in Houston, Texas. Kevin
J. Coffey was the indirect owner of a ninety-nine percent (99%) interest in Shannon, and Paul J. Rhodes was the indirect owner of a one percent (1%) interest in Shannon.

          The aggregate consideration for the acquisition was approximately $14.0 million, consisting of approximately $1.4 million in cash, UAG common stock valued at approximately $7.0 million and the repayment of the sellers' indebtedness in the amount of $5.6 million. The cash portion of the consideration was taken from the proceeds of UAG's initial public offering of common stock. The amount of consideration was arrived at through arm's length negotiation.

         The acquired automobile dealerships own office equipment and furniture used in the sales and administrative operations, as well as automobile servicing equipment used in the service operations. UAG intends to continue such use.


ITEM 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired:

               The financial statements required by this Item 7(a) are not being filed with this report. The required financial statements will be filed by amendment, on or prior to May 20, 1997.

          (b)  Pro Forma Financial Information:

               The pro forma financial information required by this Item 7(b) is not being filed with this report. The required pro forma financial information will be filed by amendment, on or prior to May 20, 1997.

          (c)     Exhibits:

               2. Agreement and Plan of Merger, dated December 16, 1996, among Crown Jeep Eagle, Inc., Berylson, Inc., Shannon Automotive, Ltd., Kevin J. Coffey, Paul J. Rhodes, UAG, UAG Texas, Inc. and UAG Texas II, Inc. (incorporated by reference to
                   Exhibit 10.11.1 to UAG's Current Report on Form 8-K dated December 24, 1996 (File No. 1-12297)).



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED AUTO GROUP, INC.



DATE: March 21, 1997                        By: /s/ Philip N. Smith, Jr.
                                                ------------------------
                                            Name: Philip N. Smith, Jr.
                                            Title:Vice President, Secretary
                                                  and General Counsel



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                                  EXHIBIT INDEX



Exhibit No.                Document
-----------                --------
2. Agreement and Plan of Merger, dated December 16, 1996, among Crown Jeep Eagle, Inc., Berylson, Inc., Shannon Automotive, Ltd., Kevin J. Coffey, Paul J. Rhodes, UAG, UAG Texas, Inc. and UAG Texas II, Inc. (incorporated by reference to Exhibit
                 10.11.1 to UAG's Current Report on Form 8-K dated December 24, 1996 (File No. 1-12297)).